UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 9, 2005
CINEMARK USA, INC.
(Exact name of registrant as specified in charter)

TEXAS	33-47040	75-2206284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3900 DALLAS PARKWAY, SUITE 500
PLANO, TEXAS 75093
(Address and Zip Code of Principal Executive Offices)
972-665-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS
Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

Item 2.02 Results of Operations and Financial Condition
On November 9, 2005, we announced our consolidated financial results for the third quarter and nine month period ended September 30, 2005. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as an exhibit.
Item 7.01 Regulation FD Disclosure
On November 9, 2005, we announced our consolidated financial results for the third quarter and nine month period ended September 30, 2005. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as an exhibit.
Item 9.01 Financial Statements and Exhibits
(a) None
(b) None
(c) None
(d) Exhibit 99.1 November 9, 2005 Press Release, furnished solely for purposes of incorporation by reference to Item 9.01 herein.
[SIGNATURE PAGE FOLLOWS]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.
Date: November 10, 2005	By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Vice President - General Counsel

EXHIBIT INDEX
     The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation 8-K.

Exhibit No.	Description of Exhibit
99.1	Press Release of Cinemark USA, Inc. dated November 9, 2005